Exhibit 99.2

Q4 2018 Earnings Presentation February 14, 2019

February 14, 2019 2 Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations, and financial projections, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future express or implied results. Although SPX believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, estimates of future operating results are based on the company’s existing operations and complement of businesses, which are subject to change. Particular risks facing SPX include risks relating to market specific cycles and weather related fluctuations; economic, business, and other risks stemming from changes in the economy; legal and regulatory risks; cost of raw materials; pricing pressures; our reliance on U.S. revenues and international operations; our 2015 spin-off transaction; the effectiveness, success, and timing of restructuring plans; our ability to manage changes and measure and estimate the expected revenue and cost associated with our power projects in South Africa; pension funding requirements; liabilities retained in connection with dispositions; and integration of acquisitions and achievement of anticipated synergies. More information regarding such risks can be found in SPX’s Annual Report on Form 10-K and other SEC filings. Statements in this presentation are only as of the time made, and SPX disclaims any responsibility to update or revise such statements except as required by regulatory authorities. This and presented in accordance with GAAP is available in the appendices of this presentation and our recent earnings release. We believe that these non-presentation includes non-GAAP financial measures, noted as “Adjusted” or “organic.” A reconciliation of the non-GAAP financial measures with the most comparable measures calculated GAAP measures are useful to investors in evaluating our operating performance and our management of business from period to period. Adjusted results are non-GAAP financial measures and excludes, among other items, results of the Heat Transfer and South African operations categorized as “All Other” in the company’s reporting structure. We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort.

Introductory Comments Gene Lowe February 14, 2019

Full-Year 2018 Adjusted EPS* of $2.20, +26% Adjusted segment income* grew $22 million Robust demand and volumes in HVAC Solid Detection & Measurement margin performance Solid financial condition provides substantial capital for value creation initiatives Adjusted Free Cash Flow* conversion of 125% of Adjusted net income* Net leverage toward lower end of long-term target range Well positioned to deliver on double digit earnings growth and value creation strategy Performance Highlights February 14, 2019 4 Introducing Full-Year 2019 Adjusted EPS* Guidance in a Range of $2.50-2.65; Excluding Amortization and Including Sabik Acquisition *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. Note: We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort.

Year-over-Year Analysis Adjusted Results Q4 2018 and Full-Year 2018 ($ millions) Adjusted Q4 operating income growth of 52% Adjusted Q4 operating income margin expansion of 350 basis points driven by HVAC and Detection and Measurement Adjusted full-year operating income growth of 22% driven by HVAC and Detection & Measurement performance 5 Q4 Full-Year February 14, 2019 Q4 Adjusted EPS of $0.89; Full-Year Adjusted EPS of $2.20; Full-Year Adjusted EPS of $2.27, Excluding Amortization Note: Adjusted results are non-GAAP financial measures that exclude, among other items, the results of the South African and Heat Transfer operations categorized as “All Other” in the company’s reporting structure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. †Adjusted Operating Income margin excluding amortization. 14.1%† 10.2%† $379 $429 Q4 2017 Q4 2018 Adjusted Revenue 10.3% 13.8% Adjusted Operating Income Margin $1,332 $1,441 FY 2017 FY 2018 8.8% 9.9%

Value Creation Roadmap SPX Business System Organic Growth Culture & Values Inorganic Growth New products New channels Adjacent markets Focus in HVAC and D&M Significant capital to deploy Large target pipeline Policy deployment Operational excellence Due diligence/integration Leadership development Results/accountability Integrity February 14, 2019 6

Q4 Financial Review Scott Sproule February 14, 2019

Earnings Per Share February 14, 2019 8 Full-Year 2018 Adjusted EPS* growth of 26% Q4 and Full-Year 2018 Adjusted EPS Note: Adjusted results are non-GAAP financial measures that exclude, among other items, the results of the South African and Heat Transfer operations categorized as “All Other” in the company’s reporting structure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. * “Other” includes favorable discrete tax items in 2017 and 2018; loss on sale of Dry Cooling business in 2018; stranded costs and tax reform-related adjustments in 2018; loss on refinancing of senior credit agreement in 2017 and 2018; gain on interest rate swaps in 2017; adjustment for foreign currency losses associated with South African operations in 2017 and 2018; and tax effects associated with these adjustments. Q4 2018 Q4 2017 FY 2018 FY 2017 GAAP EPS from continuing operations $0.88 $1.35 $1.75 $1.91 South Africa and Heat Transfer ($0.03) ($0.73) $0.26 ($0.11) Acquisition-related $0.07 NA $0.22 NA Non-service pension & other* $(0.03) ($0.03) $(0.03) ($0.06) Adjusted EPS from continuing operations $0.89 $0.59 $2.20 $1.74 Adjusted EPS excluding deal amortization $0.92 $0.59 $2.27 $1.75

Year-over-Year Analysis Adjusted Results Q4 2018 and Full-Year 2018 February 14, 2019 9 Full-Year 2018 Increase in Adjusted Segment Income of $22M with 50 Basis Points of Expansion Q4 Adjusted Revenue: 13.0% year-over-year increase: 6.3% acquisition impact 6.7% increase primarily due to strong performance in HVAC segment Q4 Adjusted Segment Income and Margin: $17.1M increase in Adjusted segment income 220 basis points of Adjusted margin expansion due primarily to stronger HVAC heating and Detection & Measurement results ($ millions) 9 Q4 Full-Year 17.6%† 14.3%† Note: Adjusted results are non-GAAP financial measures that exclude, among other items, the results of the South African and Heat Transfer operations categorized as “All Other” in the company’s reporting structure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. †Adjusted Segment Income margin excluding amortization. $379 $429 Q4 2017 Q4 2018 Adjusted Revenue 15.1% 17.3% Adjusted Segment Income Margin $1,332 $1,441 FY 2017 FY 2018 13.6% 14.1%

Year-over-Year Analysis HVAC Results Q4 2018 and Full-Year 2018 February 14, 2019 10 Strong Margin Recovery in 2018 Q4 Revenue: 13.3% year-over-year increase 13.9% organic increase*, with significant growth in heating volumes and solid cooling sales growth (0.6%) unfavorable currency impact Q4 Segment Income and Margin: $10.7M increase in segment income; 390 basis points margin expansion Leverage on strong seasonal demand and competitive wins Prior year period impact of legal charge and lower plant utilization ($ millions) Q4 Full-Year *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. $161 $183 Q4 2017 Q4 2018 Revenue 16.5% 20.4% Segment Income Margin $511 $582 FY 2017 FY 2018 14.5% 15.5%

Year-over-Year Analysis Detection & Measurement Adjusted Results Q4 2018 and Full-Year 2018 11 Q4 Adjusted Revenue: 28.7% year-over-year increase: 31.9% increase from acquisitions (2.3%) organic decrease* due to timing of project revenues (0.9%) unfavorable currency impact Q4 Adjusted Segment Income and Margin: $7.2M increase in Adjusted segment income* 200 basis points of Adjusted segment margin* expansion due primarily to favorable mix and operational performance ($ millions) Acquisitions Significantly Reshaping Detection & Measurement February 14, 2019 Q4 Full-Year *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. †Adjusted Segment Income margin excluding deal amortization. 27.7%† 25.3%† $260 $321 FY 2017 FY 2018 24.4% 24.4%

Year-over-Year Analysis Engineered Solutions Q4 2018 and Full-Year 2018 Results February 14, 2019 12 Strong Process Cooling Components Sales; Anticipate Margin Improvement in 2019 Q4 Revenue: 4.4% year-over-year increase: Higher Process Cooling volumes; modestly higher Transformer revenues Q4 Segment Income and Margin: $0.8M decrease in segment income 90 basis points margin decline ($ millions) Q4 Full-Year $143 $149 Q4 2017 Q4 2018 Revenue 8.5% 7.6% Segment Income Margin $561 $537 FY 2017 FY 2018 7.9% 6.5%

Financial Position, Liquidity Review and 2019 Guidance Scott Sproule February 14, 2019

Financial Position Year-End Net Leverage Toward Lower End of Target Range of 1.5-2.5x Capital Structure Update ($ millions) 14 February 14, 2019 FYE 2018 Short-term debt $ 31.9 Current maturities of long-term debt 18.0 Long-term debt 331.9 Total Debt $ 381.8 Less: Cash on hand (68.8) Net Debt $ 313.0 *Calculated as defined by SPX’s credit facility agreement. 2.0x 2.3x 1.7x 2.7x 1.9x 1.5 - 2.5x Q3'18 Q4'18 Pro forma LT Target Leverage Ratios* Bank Net Leverage Gross Leverage Incl . Sabik Financing

2019 Adjusted Guidance Excluding Amortization (Including Sabik)

SPX

	Revenue	Segment Income Margin
HVAC	▪ In a range of $570-580 million	▪ In a range of 15.5-16.0%, or +25 bps at midpoint vs 2018
Detection & Measurement	▪ In a range of a $385-395 million	▪ In a range of 23-24%, ex amortization
Engineered Solutions	▪ In a range of $530-540 million	▪ ~8%, or +150 bps vs 2018
Total SPX Adjusted	▪ ~$1.50 billion	▪ ~15%, ex amortization

Note: Adjusted results are non-GAAP financial measures and excludes, among other items, results of the Heat Transfer and South African operations categorized as "All Other" in the company's reporting structure. We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort.

Excluding Amortization and Including Sabik Acquisition - Adjusted Operating Income in a Range of $162-172 Million (~11% margin); Adjusted EPS in a Range of $2.50-2.65

February 14, 2019 15

End Market Overview and Closing Remarks February 14, 2019 Gene Lowe

Market Commentary Core Markets Continue to Perform Well Market Comments Cooling: Commercial and institutional markets remain healthy Heating: 2018 seasonal demand above long-term average Strong project conversion; frontlog activity remains strong Run-rate markets remain solid Key customer activity and bookings remain steady Market pricing remains competitive Demand for components remains favorable Some project timing moving forward into 2020 HVAC Detection & Measurement Transformers Process Cooling February 14, 2019 17

Executive Summary 18 Continuing to Execute on Plan for Significant Value Creation Operational and cash flow performance remains strong On track for sustainable double digit earnings growth Substantial available capital to deploy by end of 2020 Acquisition integrations going well; M&A pipeline robust February 14, 2019

Questions February 14, 2019

Appendix February 14, 2019

Weaker-Than-Anticipated Price-Cost Tailwind Commercial Growth Decelerates Weaker-Than Normal Seasonal Heating Demand Delayed Project-Related Sales Stronger-Than-Normal Seasonal Heating Demand Commercial Growth Accelerates Greater-Than-Anticipated Price-Cost Tailwinds Accelerated Project-Related Sales $2.65 $2.50 $2.58 High Case Base Case Low Case Favorable Economic Policy/Infrastructure Stimulus Unfavorable Political Events/Economic Instability 2019 Adjusted EPS Guidance - Key Drivers February 14, 2019 21 Note: Adjusted results are non-GAAP financial measures and excludes, among other items, results of the Heat Transfer and South African operations categorized as “All Other” in the company’s reporting structure. We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort.

Adjusted* Segment Income Phasing February 14, 2019 22 ($ millions) *Adjusted results are non-GAAP financial measures that exclude, among other items, the results of the South African and Heat Transfer operations categorized as “All Other” in the company’s reporting structure. Reconciliations from US GAAP financial measures for 2018 and for 2017, are available in the Appendix of the presentation. 22% 25% 22% 31% 20% 23% 20% 37% Q1 Q2 Q3 Q4 2017 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 GAAP 37.0 41.0 29.6 70.9 Exclude: "All other" (4.1) (4.4) (8.0) (2.4) Exclude: One time acquisition related costs (0.3) (1.8) (2.9) (0.9) Adjusted $41.4 $47.2 $40.5 $74.2 % of full-year 20% 23% 20% 37% Q1 2017 Q2 2017 Q3 2017 Q4 2017 GAAP 34.3 20.7 45.4 24.5 Exclude: "All other" (5.3) (24.6) 5.7 (32.6) Adjusted $39.6 $45.3 $39.7 $57.1 % of full-year 22% 25% 22% 31%

2019 Modeling Considerations Metric Commentary/Assumptions Corporate costs Low $40Ms Long-term incentive comp $14-15M Restructuring costs $1M Interest cost $21-22M Equity earnings, other $4-5M Tax rate Approximately 23% Capex $15-17M Cash cost of pension + OPEB Approximately $16M D&A Approximately $32M, mostly in COGS, including approximately $6M of amortization Share count 45.0-45.5M FCF Conversion Targeting 110% of Adjusted Net Income Currency effect Topline sensitivity to USD-GBP rate February 14, 2019 23

2018 Engineered Solutions Quarterly Results February 14, 2019 24 Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 REVENUE 127.9 $ 135.3 $ 124.7 $ 149.1 $ 537.0 $ INCOME 6.9 $ 10.4 $ 6.4 $ 11.3 $ 35.0 $ as a percent of segment revenue 5.4% 7.7% 5.1% 7.6% 6.5%

Q4 2018 U.S GAAP to Adjusted Earnings Per Share Reconciliation February 14, 2019 25 ($ millions, except per share values) (1) Adjustment represents the removal of operating losses associated with the South Africa and Heat Transfer businesses, and the inventory step-up charge and backlog amortization related to the Cues acquisition. (2) Adjustment represents the removal of acquisition related expenses incurred during the period and corporate costs allocated to Heat Transfer that will remain post wind-down. (3) Adjustment represents removal of restructuring charges associated with the South Africa and Heat Transfer businesses. (4) Adjustment represents the removal of non-service pension and postretirement items and removal of foreign currency losses associated with the South Africa and Heat Transfer businesses. (5) Adjustment represents the removal of a non-cash charge associated with an amendment to our senior credit agreement. (6) Adjustment represents the tax impact of items (1) through (5) above and the removal of certain income tax benefits that are considered non-recurring. GAAP Adjustments Adjusted Segment income (1) 70.9 $ 3.3 $ 74.2 $ Corporate expense (2) (13.7) 2.4 (11.3) Long-term incentive compensation expense (3.1) — (3.1) Special charges, net (3) (1.7) 1.0 (0.7) Loss on sale of dry cooling (0.2) 0.2 — Operating income 52.2 6.9 59.1 Other expense, net (4) (11.5) 7.3 (4.2) Interest expense, net (5.8) — (5.8) Loss on amendment/refinancing of senior credit agreement (5) (0.4) 0.4 — Income from continuing operations before income taxes 34.5 14.6 49.1 Income tax (provision) benefit (6) 4.8 (14.2) (9.4) Income from continuing operations 39.3 0.4 39.7 Dilutive shares outstanding 44.652 44.652 Earnings per share from continuing operations 0.88 $ 0.89 $

Q4 2017 U.S GAAP to Adjusted Earnings Per Share Reconciliation 26 ($ millions, except per share values) February 14, 2019 GAAP Adjustments Adjusted Segment income (1) 24.5 $ 32.6 $ 57.1 $ Corporate expense (12.5) (0.3) (12.8) Long-term incentive compensation expense (5.4) — (5.4) Special charges, net (2) (0.7) 0.7 — Operating income 5.9 33.0 38.9 Other expense, net (3) (3.1) 2.9 (0.2) Interest expense, net (4) (3.8) 0.1 (3.7) Loss on early extinguishment of debt (5) (0.9) 0.9 — Income (loss) from continuing operations before income taxes (1.9) 36.9 35.0 Income tax (provision) benefit (6) 61.9 (70.6) (8.7) Income from continuing operations 60.0 (33.7) 26.3 Dilutive shares outstanding 44.401 44.401 Earnings per share from continuing operations 1.35 $ 0.59 $ (1) Adjustment represents the removal of operating losses associated with the South Africa business and the operating income of the Heat Transfer business. (2) Adjustment represents removal of restructuring charges associated with the South Africa and Heat Transfer businesses. (3) Adjustment represents removal of a gain on interest rate swaps, as these swaps no longer qualified for hedge accounting in connection with an amendment to our senior credit agreement, foreign currency losses associated with the South Africa and Heat Transfer businesses, and non-service pension and post-retirement items. (4) Adjustment relates to the removal of interest expense incurred in connection with borrowings under a line of credit in South Africa. (5) Adjustment represents the removal of a non-cash charge associated with an amendment to our senior credit agreement. (6) Adjustment represents the tax impact of items (1) through (5) above and the removal of certain income tax benefits that are considered non-recurring.

FY 2018 U.S GAAP to Adjusted Earnings Per Share Reconciliation 27 ($ millions, except per share values) February 14, 2019 GAAP Adjustments Adjusted Segment income (1) 178.5 $ 24.8 $ 203.3 $ Corporate expense (2) (48.5) 4.9 (43.6) Long-term incentive compensation expense (15.5) — (15.5) Special charges, net (3) (6.3) 5.0 (1.3) Loss on sale of dry cooling (0.6) 0.6 — Operating income 107.6 35.3 142.9 Other income (expense), net (4) (7.6) 8.5 0.9 Interest expense, net (20.0) — (20.0) Loss on amendment/refinancing of senior credit agreement (5) (0.4) 0.4 — Income from continuing operations before income taxes 79.6 44.2 123.8 Income tax provision (6) (1.4) (24.0) (25.4) Income from continuing operations 78.2 20.2 98.4 Dilutive shares outstanding 44.660 44.660 Earnings per share from continuing operations 1.75 $ 2.20 $ (1) Adjustment represents the removal of operating losses associated with the South Africa and Heat Transfer businesses, and the inventory step-up charge and backlog amortization related to the Cues and Schonstedt acquisitions. (2) Adjustment represents the removal of acquisition related expenses incurred during the period partially offset by corporate costs allocated to Heat Transfer that will remain post wind-down. (3) Adjustment represents removal of restructuring charges associated with the South Africa and Heat Transfer businesses. (4) Adjustment represents the removal of non-service pension and postretirement items and removal of foreign currency losses associated with the South Africa and Heat Transfer businesses. (5) Adjustment represents the removal of a non-cash charge associated with an amendment to our senior credit agreement. (6) Adjustment represents the tax impact of items (1) through (5) above and the removal of certain income tax benefits that are considered non-recurring.

FY 2017 U.S GAAP to Adjusted Earnings Per Share Reconciliation 28 ($ millions, except per share values) February 14, 2019 GAAP Adjustments Adjusted Segment income (1) 124.9 $ 56.8 $ 181.7 $ Corporate expense (46.2) (0.9) (47.1) Long-term incentive compensation expense (15.8) — (15.8) Pension service cost (0.3) — (0.3) Special charges, net (2) (2.7) 1.5 (1.2) Operating income 59.9 57.4 117.3 Other expense, net (3) (7.1) 5.4 (1.7) Interest expense, net (4) (15.8) 0.6 (15.2) Loss on amendment/refinancing of senior credit agreement (5) (0.9) 0.9 — Income from continuing operations before income taxes 36.1 64.3 100.4 Income tax provision (benefit) (6) 47.9 (72.0) (24.1) Income from continuing operations 84.0 (7.7) 76.3 Dilutive shares outstanding 43.905 43.905 Earnings per share from continuing operations 1.91 $ 1.74 $ (1) Adjustment represents the removal of operating losses associated with the South Africa business and the operating income of the Heat Transfer business. (2) Adjustment represents removal of restructuring charges associated with the South Africa and Heat Transfer businesses. (3) Adjustment represents removal of a gain on interest rate swaps, as these swaps no longer qualified for hedge accounting in connection with an amendment to our senior credit agreement, foreign currency losses associated with the South Africa and Heat Transfer businesses, and the removal of non-service pension and postretirement items. (4) Adjustment relates to the removal of interest expense incurred in connection with borrowings under a line of credit in South Africa. (5) Adjustment represents the removal of a non-cash charge associated with an amendment to our senior credit agreement. (6) Adjustment represents the tax impact of items (1) through (5) above and the removal of certain income tax benefits that are considered non-recurring.

Q4 and FY 2018 and 2017 U.S. GAAP to Adjusted Operating Income Reconciliation February 14, 2019 29 ($ millions) December 31, 2018 December 31, 2017 December 31, 2018 December 31, 2017 Operating income 52.2 $ 5.9 $ 107.6 $ 59.9 $ Exclude: Aggregate losses of the South Africa and Heat Transfer businesses (1) (3.1) (33.0) (23.2) (57.4) One time acquisition related costs (2) (3.6) — (11.5) — Loss on sale of Dry Cooling (0.2) — (0.6) — Adjusted operating income 59.1 $ 38.9 $ 142.9 $ 117.3 $ as a percent of Adjusted revenues (3) 13.8% 10.3% 9.9% 8.8% (1) Represents the removal of the financial results of these businesses, inclusive of "special charges" of $1.0 and $0.7 during the three months ended December 31, 2018 and 2017, respectively, and $5.0 and $1.5 during the twelve months ended December 31, 2018 and 2017, respectively. (2) Represents charges for the Cues acquisition during the three months ended December 31, 2018 associated with inventory step-up of $0.2, backlog amortization of $0.2, and integration and transaction costs of $3.2, and charges during the twelve months ended December 31, 2018 associated with the Cues acquisition (inventory step-up of $4.3, backlog amortization of $0.8, and integration and transaction costs of $5.4) and Schonstedt acquisition (inventory step-up of $0.3 and transaction-related fees of $0.7). (3) See "Results of Reportable and Other Operating Segments" from our Q4 earnings release for applicable percentages based on U.S. GAAP results. Three months ended Fiscal Year

Q4 2018 U.S. GAAP Revenue to Organic Revenue Reconciliation February 14, 2019 30 HVAC Detection & Measurement Net Revenue Growth 13.3% 28.7% ** Exclude: Foreign Currency (0.6) % (0.9) % Exclude: Acquisitions — % 31.9 % Organic Revenue Growth (Decline) 13.9% (2.3) % ** Represents revenue growth based on adjusted revenue. See separate summary for a reconciliation of U.S. GAAP revenue to adjusted revenue. Three months ended December 31, 2018

Q4 and FY 2018 and 2017 U.S. GAAP to Adjusted Revenue and Adjusted Segment Income Reconciliation

SPX

CONSOLIDATED SPX:	Three months ended		Fiscal Year	
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Consolidated revenue	$ 445.0	$ 387.0	$ 1,538.6	$ 1,425.8
Exclude: "All Other" operating segments [1]	16.8	7.7	98.6	93.8
Acquisition accounting adjustment to acquired deferred revenue	(0.5)	—	(0.5)	—
Adjusted consolidated revenue	$ 428.7	$ 379.3	$ 1,440.5	$ 1,332.0
Total segment income	$ 70.9	$ 24.5	$ 178.5	$ 124.9
Exclude: "All Other" operating segments [1]	(2.4)	(32.6)	(18.9)	(56.8)
Exclude: One time acquisition related costs	(0.9)	—	(5.9)	—
Adjusted segment income	$ 74.2	$ 57.1	$ 203.3	$ 181.7
as a percent of Adjusted consolidated revenues [2]	17.3 %	15.1 %	14.1 %	13.6 %

DETECTION & MEASUREMENT SEGMENT:	Three months ended		Fiscal Year	
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Detection & Measurement segment revenue	$ 96.4	$ 75.3	$ 320.9	$ 260.3
Acquisition accounting adjustment to acquired deferred revenue	(0.5)	—	(0.5)	—
Detection & Measurement adjusted segment revenue	$ 96.9	$ 75.3	$ 321.4	$ 260.3
Detection & Measurement segment income	$ 24.7	$ 18.4	$ 72.4	$ 63.4
Exclude: One time acquisition related costs [3]	(0.9)	—	(5.9)	—
Detection & Measurement adjusted segment income	$ 25.6	$ 18.4	$ 78.3	$ 63.4
as a percent of Detection & Measurement Adjusted segment revenues [2]	26.4 %	24.4 %	24.4 %	24.4 %

[1] Represents the removal of the financial results of our South Africa and Heat Transfer businesses. Note: These businesses are now being reported as an "All Other" group of operating segments for U.S. GAAP purposes due to certain wind-down activities that are occurring within these businesses.

[2] See "Results of Reportable and Other Operating Segments" from our Q4 earnings release for applicable percentages based on GAAP results.

[3] Primarily represents additional "Cost of products sold" and "Intangibles amortization" recorded during the three and twelve months ended December 31, 2018 related to the step-up of inventory (to fair value) and customer backlog amortization, respectively, acquired in connection with the Cues and Schonstedt acquisitions.

February 14, 2019 31

Q4 and FY 2018 Adjusted Income Excluding Deal Related Amortization ($ millions) February 14, 2019 32 ADJUSTED OPERATING INCOME Q4 2018 FY 2018 Adjusted operating income 59.1 $ 142.9 $ Exclude: Deal related amortization cost 1.5 3.3 Adjusted operating income excluding deal amortization cost 60.5 $ 146.2 $ as a percent of Adjusted revenue 14.1% 10.2 % ADJUSTED SEGMENT INCOME Adjusted segment income 74.2 $ 203.3 $ Exclude: Deal related amortization cost 1.3 3.4 Adjusted segment income excluding deal amortization cost 75.5 $ 206.7 $ as a percent of Adjusted revenue 17.6% 14.3 % DETECTION & MEASUREMENT SEGMENT INCOME Adjusted segment income 25.6 $ 78.3 $ Exclude: Deal related amortization cost 1.2 2.9 Segment income excluding deal amortization cost 26.8 $ 81.2 $ as a percent of Adjusted segment revenue 27.7% 25.3 % ADJUSTED NET INCOME Adjusted net income 39.7 $ 98.4 $ Exclude: Deal related amortization cost net of tax 1.10 2.6 Adjusted net income excluding deal amortization cost 40.8 $ 101.0 $ Adjusted EPS excluding deal amortization cost 0.92 $ 2.27 $ Diluted Shares Outstanding 44.652 44.660

Q4 2018 Debt Reconciliation February 14, 2019 33 ($ millions) 1) Excludes unamortized debt issuance costs associated with term loan of $1.9m. Note: Adjusted net debt as defined by SPX's current credit facility agreement. Q4 2018 Short-term debt 31.9 $ Current maturities of long-term debt 18.0 Long-term debt (1) 331.9 Gross debt 381.8 Less: Purchase card program and extended payables (2.5) Adjusted gross debt 379.3 Less: Cash and equivalents (68.8) Adjusted net debt 310.5 $

FY 2018 Consolidated Adjusted EBITDA Reconciliation February 14, 2019 34 ($ millions) Note: Consolidated EBITDA as defined by SPX's current credit facility agreement. FY 2018 Net income from continuing operations attributable to SPX Corporation common shareholders 78.2 $ Income tax provision (benefit) 1.4 $ Interest expense 21.5 Income from continuing operations before interest and taxes 101.1 Depreciation and amortization 29.2 EBITDA 130.3 Adjustments: Non-cash compensation 21.0 Pension adjustments 8.2 Extraordinary non-cash charges, (gains), net (2.5) Extraordinary non-recurring cash charges, net 23.3 Material acquisition/disposition related fees, costs, or expenses,net 3.3 Pro forma effect of acquisitions and divestitures, and other 7.3 Adjusted EBITDA 190.9 $

FY 2018 U.S. GAAP to Adjusted Free Cash Flow from Continuing Operations February 14, 2019 35 ($ millions) Note: Adjusted results are non-GAAP financial measures that exclude, among other items, the results of the South African and Heat Transfer operations categorized as “All Other” in the company’s reporting structure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. FY 2018 Net operating cash flow from continuing operations 112.9 $ Capital expenditures - continuing operations (12.4) Free cash flow used in continuing operations 100.5 Adjustment for "All other" 22.3 Adjusted free cash flow from continuing operations 122.8 $